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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934


                          Date of report: July 21, 2004


                       CLEAR CHANNEL COMMUNICATIONS, INC.
             (Exact Name of Registrant as Specified in Its Charter)

              TEXAS                     1-9645                  74-1787539
  (State or other jurisdiction        (Commission              (IRS Employer
        of incorporation)            File Number)           Identification No.)


       200 East Basse Road, San Antonio, Texas                       78209
      (Address of principal executive offices)                     (Zip Code)


        Registrant's telephone number, including area code (210) 822-2828



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ITEM 5. OTHER EVENTS.

On July 21, 2004 Clear Channel Communications, Inc. announced that its Board of Directors declared a quarterly cash dividend of $0.125 per share on its Common Stock. The dividend is payable on October 15, 2004 to shareholders of record at the close of business on September 30, 2004.

The Board of Directors also authorized an additional share repurchase program, permitting the Company to repurchase an incremental $1 billion of its common shares over the next 12 months.

Reference is made to the press release filed as Exhibit 99.1 hereto. The information set forth in Exhibit 99.1 is hereby incorporated by reference herein.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

         (c) Exhibits

                  99.1 Press Release of Clear Channel Communications, Inc. issued July 21, 2004.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                CLEAR CHANNEL COMMUNICATIONS, INC.


Date: July 22, 2004         By: /s/ HERBERT W. HILL JR.
                                ------------------------------------------------
                                    Herbert W. Hill, Jr.
                                    Sr. Vice President/Chief Accounting Officer


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                                INDEX TO EXHIBITS

99.1     Press Release of Clear Channel Communications, Inc. issued July 21,
         2004.